BRAZOS MUTUAL FUNDS


Supplement to the Statement of Additional Information dated February 11, 2002


		The Statement of Additional Information ("SAI") is hereby amended as follows:

		Effective March 31, 2002, shares of the Brazos Small Cap Portfolio (the "Portfolio") will be offered to (i) existing shareholders of the Portfolio, (ii) qualified retirement plans and their participants and (iii) certain institutional customers, in the discretion of management. In addition, Brazos
Mutual Funds (the "Fund") reserves the right to reject purchase orders when in the judgment of management the rejection is in the best interests of the Fund. Persons who are shareholders of other portfolios of the Fund or any other fund distributed by the Distributor are not permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder has elected otherwise. The Adviser reserves the right to reopen the Portfolio to new investments at any time or to further restrict sales of its shares.













Dated:  March 12, 2002